Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 29, 2011, is by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 30, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Enova” shall mean Enova International, Inc., a Delaware corporation.

“Enova Disposition” shall mean, collectively, the sale by the Borrower of a portion of the outstanding Capital Stock of Enova held by the Borrower and the issuance and sale by Enova of Capital Stock of Enova, in each case in connection with an initial public offering of Capital Stock of Enova registered under the Securities Act of 1933, as amended, with the effect that Enova and Enova’s Subsidiaries shall not be Subsidiaries of the Borrower following the consummation of such initial public offering.

“Enova Disposition Documents” shall mean, collectively, (a) the Separation Agreement, (b) the Transition Services Agreement, (c) the Registration Rights Agreement, (d) the Tax Sharing Agreement, (e) the Employee Matters Agreement, (f) the Credit Underwriting Agreement and (g) the Marketing and Customer Referral Agreement, in each case as described in that certain preliminary prospectus dated November 15, 2011, contained in Amendment No. 2 to the Registration Statement filed by Enova with the Securities and Exchange Commission in connection with the initial public offering of Capital Stock of Enova.

1.2 Amendment to 6.5. Section 6.5 of the Credit Agreement is hereby amended by adding the following clause (p) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:

(p) the Enova Disposition; provided that the Borrower (i) shall receive not less than $350,000,000 in Net Proceeds as a result of the Enova Disposition (for purposes of this clause (p), Net Proceeds received by the Borrower as a result of the Enova Disposition shall include (A) all Net Proceeds received by the Borrower from its sale of outstanding shares of Capital Stock of Enova to the public in the Enova Disposition and (B) proceeds received by the Borrower from Enova in connection with the issuance and sale by Enova of Capital Stock of Enova to the public in the Enova Disposition and which proceeds to Enova are paid to the Borrower by Enova in repayment of intercompany indebtedness owed by Enova to the Borrower) and (ii) shall use the Net Proceeds received from the Enova Disposition to prepay the Loans in accordance with Section 2.7(b)(ii) of this Agreement.

1.3 Amendment to Section 6.9. Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Credit Parties shall not, and shall not permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Credit Parties, other than (a) arm’s-length transactions with Affiliates, (b) transactions otherwise permitted hereunder, (c) transactions with Affiliates in the ordinary course of business and (d) the Enova Disposition Documents.

1.4 Amendment to Section 10.1. The following sentence is hereby added at the end of Section 10.1 of the Credit Agreement:

Enova and its Subsidiaries shall automatically be released from their obligations under this Guaranty concurrently with the consummation of the Enova Disposition to the extent Enova and its Subsidiaries are no longer Subsidiaries of the Borrower.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

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(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

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3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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FIRST AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	CASH AMERICA INTERNATIONAL, INC., a Texas corporation

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

GUARANTORS:

BRONCO PAWN & GUN, INC.

CASH AMERICA ADVANCE, INC.

CASH AMERICA FINANCIAL SERVICES, INC.

CASH AMERICA FRANCHISING, INC.

CASH AMERICA GLOBAL FINANCING, INC.

CASH AMERICA GLOBAL SERVICES, INC.

CASH AMERICA HOLDING, INC.

CASH AMERICA, INC.

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF ALASKA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF ILLINOIS

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA OF MISSOURI, INC.

CASH AMERICA, INC. OF NEVADA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF SOUTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF UTAH

CASH AMERICA, INC. OF VIRGINIA

CASH AMERICA OF MEXICO, INC.

CASH AMERICA PAWN, INC. OF OHIO

CASHLAND FINANCIAL SERVICES, INC.

CNU DOLLARSDIRECT INC.

DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.

	By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

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FIRST AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

EGH SERVICES, INC.

ENOVA INTERNATIONAL, INC.

ENOVA ONLINE SERVICES, INC.

EXPRESS CASH INTERNATIONAL CORPORATION

FLORIDA CASH AMERICA, INC.

GAMECOCK PAWN & GUN, INC.

GEORGIA CASH AMERICA, INC.

HORNET PAWN & GUN, INC.

LONGHORN PAWN AND GUN, INC.

MR. PAYROLL CORPORATION

OHIO NEIGHBORHOOD FINANCE, INC.

RATI HOLDING, INC.

TIGER PAWN & GUN, INC.

UPTOWN CITY PAWNERS, INC.

VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President

CASH AMERICA MANAGEMENT L.P. CASH AMERICA PAWN L.P.

By:	Cash America Holding, Inc. Its General Partner

By	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

BILLERS ACCEPTANCE GROUP, LLC CNU ONLINE HOLDINGS, LLC ENOVA FINANCIAL HOLDINGS, LLC PF LABOR HOLDINGS, LLC PRIMARY INNOVATIONS, LLC STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ J. Curtis Linscott
Name:	J. Curtis Linscott
Title:	Manager

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FIRST AMENDMENT TO CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.

CNU OF ALABAMA, LLC

CNU OF ALASKA, LLC

CNU OF ARIZONA, LLC

CNU OF CALIFORNIA, LLC

CNU OF COLORADO, LLC

CNU OF DELAWARE, LLC

CNU OF FLORIDA, LLC

CASHNETUSA OF FLORIDA, LLC

CNU OF HAWAII, LLC

CNU OF IDAHO, LLC

CNU OF ILLINOIS, LLC

CNU OF INDIANA, LLC

CNU OF IOWA, LLC

CNU OF KANSAS, LLC

CNU OF LOUISIANA, LLC

CNU OF MAINE, LLC

CASHNET CSO OF MARYLAND, LLC

CNU OF MICHIGAN, LLC

CNU OF MINNESOTA, LLC

CNU OF MISSISSIPPI, LLC

CNU OF MISSOURI, LLC

CNU OF MONTANA, LLC

CNU OF NEVADA, LLC

CNU OF NEW HAMPSHIRE, LLC

CNU OF NEW MEXICO, LLC

CNU OF NORTH DAKOTA, LLC

CNU OF OHIO, LLC

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

CNU OF OKLAHOMA, LLC

CNU OF OREGON, LLC

CNU OF RHODE ISLAND, LLC

CNU OF SOUTH CAROLINA, LLC

CNU OF SOUTH DAKOTA, LLC

CNU OF TENNESSEE, LLC

CNU OF TEXAS, LLC

CNU OF UTAH, LLC

CNU OF VIRGINIA, LLC

CNU OF WASHINGTON, LLC

CNU OF WISCONSIN, LLC

CNU OF WYOMING, LLC

CASHEURONET UK, LLC

DOLLARSDIRECT, LLC

EURONETCASH, LLC

TRAFFICGEN, LLC

By:	CNU Online Holdings, LLC Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

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CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO CREDIT AGREEMENT

AEL NET MARKETING, LLC AEL NET OF ARIZONA, LLC AEL NET OF ILLINOIS, LLC AEL NET OF OHIO, LLC AEL NET OF SOUTH CAROLINA, LLC AEL NET OF WISCONSIN, LLC ARIZONA CONSUMER FINANCIAL SOLUTIONS, LLC

By:	CNU Online Holdings, LLC Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

CASHNETUSA CO LLC CASHNETUSA OR LLC THE CHECK GIANT NM, LLC

By:	Cash America Net of New Mexico, LLC Its Sole Member

By: CNU Online Holdings, LLC Its Sole Member

By: /s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

DEBIT PLUS TECHNOLOGIES, LLC PRIMARY CREDIT SERVICES, LLC PRIMARY PAYMENT SOLUTIONS, LLC

By:	Primary Innovations, LLC Its Sole Member

By:	/s/ Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

	By:	/s/ Jeffrey D. Bundy
	Name:	Jeffrey D. Bundy
	Title:	Vice President

LENDERS:	JP Morgan Chase Bank, N.A., as a Lender

	By:	/s/ Lindsey M. Hester
	Name:	Lindsey M. Hester
	Title:	Bank Senior

LENDERS:	KEYBANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Matthew A. Lambes
	Name:	Matthew A. Lambes
	Title:	Vice President

LENDERS:	U.S. Bank, N.A., as a Lender

	By:	/s/ Patrick McGraw
	Name:	Patrick McGraw
	Title:	Vice President

LENDERS:	First Tennessee Bank National Association, a national banking association, as a Lender

	By:	/s/ Glynn M. Alexander, Jr.
	Name:	Glynn M. Alexander, Jr.
	Title:	Senior Vice President

LENDERS:	Amegy Bank, N.A., as a Lender

	By:	/s/ Monica Libbey
	Name:	Monica Libbey
	Title:	Vice President

LENDERS:	BOKF, N.A. dba Bank of Texas, as a Lender

	By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

LENDERS:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Barry Kromann
	Name:	Barry Kromann
	Title:	Executive Vice President